                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL
                                   TO TENDER
              7 1/2% SENIOR SUBORDINATED NOTES DUE 2010, SERIES A
                                       OF

                              RENT-A-CENTER, INC.
              PURSUANT TO THE PROSPECTUS DATED              , 2003
                                       BY

                              RENT-A-CENTER, INC.

THE OFFER TO EXCHANGE WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
            , 2003, UNLESS EXTENDED TO A DATE NOT LATER THAN             , 2003
(THE "EXPIRATION DATE"). TENDERED NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

                             To the Exchange Agent:

                              THE BANK OF NEW YORK

       By Registered or Certified Mail:               By Hand or by Overnight Courier:
             The Bank of New York                           The Bank of New York
              101 Barclay Street                             101 Barclay Street
        Reorganization Unit -- 7 East                  Reorganization Unit -- 7 East
           New York, New York 10286                       New York, New York 10286
          Attn: Enrique Lopez -- 7E                      Attn: Enrique Lopez -- 7E

        Facsimile Transmission Number:                     Confirm by Telephone:
                (212) 298-1915                                 (212) 815-2742

     Delivery of this instrument to an address other than as set forth above will not constitute a valid delivery. The accompanying instructions should be read carefully before this Letter of Transmittal is completed.

     The undersigned acknowledges that the undersigned has received and reviewed
the prospectus dated          , 2003, (the "Prospectus") of Rent-A-Center, Inc.,
a Delaware corporation (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer to exchange (the "Exchange Offer") $1,000 principal amount of 7 1/2% Senior Subordinated Notes due 2010, Series B (the "Exchange Notes"), for each $1,000 principal amount of its outstanding 7 1/2% Senior Subordinated Notes due 2010, Series A (the "Old Notes"), as set forth in the Prospectus. The Old Notes that are not exchanged will remain restricted securities and may be resold only (i) to the Company, (ii) pursuant to Rule 144A or Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"), (iii) outside the United States to a foreign person pursuant to the requirements of Rule 904 under the Securities Act, or (iv) pursuant to an effective registration statement under the Securities Act. See "The Exchange Offer -- Consequences of Failure to Exchange" in the Prospectus.

     Upon the terms and subject to the conditions set forth in the Prospectus and in this Letter of Transmittal, the Company will exchange $1,000 principal amount of the Exchange Notes, registered under the Securities Act pursuant to a registration statement on Form S-4 filed by the Company, for each $1,000 principal amount of its outstanding Old Notes properly delivered by a Holder thereof to The Bank of New York, as exchange agent (the "Exchange Agent"), and not withdrawn on or prior to the Expiration Date. No Holder may withdraw a tender following the Expiration Date. In order to be entitled to receive the Exchange Notes, a tendering Holder must properly tender the Old Notes to the Exchange Agent, and not withdraw such tender, on or prior to the Expiration Date. If a Holder's Old Notes are not properly tendered by the Expiration Date pursuant to the Exchange Offer, such Holder will not receive Exchange Notes.

     By executing the Letter of Transmittal, the undersigned represents to the Company that, among other things, (i) the Exchange Notes to be acquired by the Holder of the Old Note in connection with the Exchange Offer are being acquired by the Holder in the ordinary course of business of the Holder, (ii) the Holder is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in a distribution of Exchange Notes, (iii) the Holder acknowledges and agrees that any person who is a broker-dealer registered under the Exchange Act or is participating in the Exchange Offer for the purposes of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Notes acquired by such person and cannot rely on the position of the staff of the Commission set forth in no-action letters (see "The Exchange Offer -- Resale of Exchange Notes"), (iv) the Holder understands that a secondary resale transaction described in clause (iii) above and any resales of Exchange Notes obtained by such Holder in exchange for Old Notes acquired by such Holder directly from the Company should be covered by an effective registration statement containing the selling securityholder information required by Item 507 of Regulation S-K of the Securities and Exchange Commission (the "Commission"), and (v) the Holder is not an "affiliate," as defined in Rule 405 under the Securities Act, of the Company. If the Holder is a broker-dealer that will receive Exchange Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, by executing this Letter of Transmittal, the Holder acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes. However, by so acknowledging and by delivering a prospectus, the Holder will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. See "The Exchange Offer -- Procedures for Tendering."

     The Exchange Offer may be extended, terminated, amended or consummated as provided in the Prospectus. During any such extension of the Exchange Offer, all Old Notes previously tendered and not withdrawn pursuant to such Exchange Offer will remain subject to the Exchange Offer and may be accepted thereafter for exchange by the Company.

     No alternative, conditional or contingent tenders will be accepted. A tendering Holder, by execution of this Letter of Transmittal, or facsimile hereof, waives all rights to receive notice of acceptance of such Holder's Old Notes for exchange. Capitalized terms used but not defined herein have the meanings given to them in the Prospectus.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                    CAREFULLY BEFORE CHECKING ANY BOX BELOW

     This Letter of Transmittal is to be completed by Holders of Old Notes if certificates representing such Old Notes are to be forwarded herewith or if delivery of such certificates are to be made by book-entry transfer to the account maintained by the Exchange Agent at the Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering."

     Holders whose certificates representing the Old Notes are not immediately available or who cannot deliver certificates and all other required documents to the Exchange Agent or complete the procedure for book-entry transfer on or prior to the Expiration Date may nevertheless tender Old Notes pursuant to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2 below. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent. In order to ensure participation in the Exchange Offer, Old Notes must be properly tendered on or before the Expiration Date.

     List below the Old Notes that are to be tendered pursuant to this Letter of Transmittal. If the space below is inadequate, list the information requested below on a separate signed schedule and affix the original signed schedule to this Letter of Transmittal.

------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF OLD NOTES TENDERED
------------------------------------------------------------------------------------------------------------------------------
                                                                                    AGGREGATE
                                                                                    PRINCIPAL
                                                                                      AMOUNT                  PRINCIPAL
     NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S),         CERTIFICATE         REPRESENTED BY               AMOUNT
                (PLEASE FILL IN, IF BLANK)                    NUMBER(S)(1)        CERTIFICATE(S)             TENDERED(2)
------------------------------------------------------------------------------------------------------------------------------
                                                             -----------------------------------------------------------------

                                                             -----------------------------------------------------------------

                                                             -----------------------------------------------------------------

                                                             -----------------------------------------------------------------

Total Principal Amount Tendered
------------------------------------------------------------------------------------------------------------------------------
(1) Need not be completed by Holders who tender by book-entry.
(2) Unless otherwise indicated in this column, any tendering Holder will be deemed to have tendered the entire principal amount represented by the Old Notes indicated in the column labeled "Aggregate Principal Amount Represented by
    Certificate(s)." See Instruction 5.
------------------------------------------------------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER NOTES BY BOOK-ENTRY TRANSFER):

    Name of Tendering Institution:
--------------------------------------------------------------------------------

    Account Number:
--------------------------------------------------------------------------------

    Transaction Code Number:
--------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
    FOLLOWING:

    Name(s) of Holder(s):
--------------------------------------------------------------------------------

    Window Ticket Number (if any):
--------------------------------------------------------------------------------

    Date of Execution of Notice of Guaranteed Delivery:
--------------------------------------------------------------------------------

    Name of Eligible Institution that guaranteed delivery:
--------------------------------------------------------------------------------

    [ ] Check box if delivered by Book-Entry Transfer

    Account Number:
--------------------------------------------------------------------------------

    Transaction Code Number:
--------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

     Only Holders are entitled to tender their Old Notes in the Exchange Offer. Any financial institution that is a participant in the Book-Entry Transfer Facility's system and whose name appears on a security position listing as the record owner of the Old Notes and who wishes to make book-entry delivery of Old Notes as described above must complete and execute a participant's letter (which will be distributed to participants by the Book-Entry Transfer Facility) instructing the Book-Entry Transfer Facility's nominee to complete and sign the power of attorney attached thereto. Persons who are beneficial owners of Old Notes but are not Holders and who seek to tender Old Notes should (i) contact the Holder of such Old Notes and instruct such Holder to tender on his or her behalf, (ii) obtain and include with this Letter of Transmittal Old Notes properly endorsed for transfer by the Holder, with signatures on the endorsement guaranteed by a firm that is a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States of an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act which is a member of one of the recognized signature guarantee programs identified in the Letter of Transmittal (each, an "Eligible Institution") or (iii) effect a record transfer of such Old Notes from the Holder to such beneficial owner and comply with the requirements applicable to Holders for tendering Old Notes prior to 5:00 P.M., New York City time, on the Expiration Date.

     HOLDERS WHO WISH TO RECEIVE THE EXCHANGE NOTES MUST TENDER THEIR OLD NOTES ON OR PRIOR TO THE EXPIRATION DATE. SEE "THE EXCHANGE OFFER -- PROCEDURES FOR TENDERING" IN THE PROSPECTUS.

To: Rent-A-Center, Inc. (the "Company")

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the Old Notes indicated above. Subject to, and effective upon, acceptance for exchange of the Old Notes tendered herewith, the undersigned hereby sells, assigns and transfers to or upon the order of the Company, all right, title and interest in and to all such Old Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as agent of the Company) with respect to such Old Notes, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver certificates representing such Old Notes, or transfer ownership of such Old Notes on the account books maintained by the Book-Entry Transfer Facility, together, in each such case, with all accompanying evidences of transfer and authenticity to or upon the order of the Company, (b) present such Old Notes for transfer on the relevant register, and
(c) receive all benefits or otherwise exercise all rights of beneficial ownership of such Old Notes (except that the Exchange Agent will have no rights to or control, except as agent for the Company, for the Exchange Notes delivered in connection with the Exchange Offer) all in accordance with the terms of the Exchange Offer.

     THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, SELL, ASSIGN AND TRANSFER THE OLD NOTES TENDERED HEREBY AND, THAT WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL SECURITY INTERESTS, LIENS, RESTRICTIONS, CLAIMS, CHARGES, ENCUMBRANCES, CONDITIONAL SALES AGREEMENTS OR OTHER OBLIGATIONS RELATING TO THE SALE OR TRANSFER THEREOF, AND NOT BE SUBJECT TO ANY ADVERSE CLAIM. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE EXCHANGE AGENT OR THE COMPANY TO BE NECESSARY OR DESIRABLE TO COMPLETE THE ASSIGNMENT, TRANSFER AND PURCHASE OF THE OLD NOTES TENDERED HEREBY. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS AND CONDITIONS

OF THE EXCHANGE OFFER. DELIVERY OF ENCLOSED OLD NOTES SHALL BE EFFECTED, AND RISK OF LOSS AND TITLE TO SUCH OLD NOTES SHALL PASS, ONLY UPON PROPER DELIVERY THEREOF TO THE EXCHANGE AGENT.

     All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy, and personal and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Old Notes properly tendered may be withdrawn at any time prior to the Expiration Date. Holders will receive the Exchange Notes only if their tenders have been properly delivered on or prior to the Expiration Date and not revoked on or prior to the Expiration Date.

     Old Notes may not be withdrawn after the Expiration Date unless the Exchange Offer with respect to such Old Notes is terminated without any Old Notes being accepted for exchange thereunder. In the event of such a termination, such Old Notes tendered by the undersigned will be returned to the undersigned as promptly as practicable.

     The Exchange Offer is subject to a number of conditions, each of which may be waived or modified by the Company, in whole or in part, at any time and from time to time, as described in the Prospectus under the caption "The Exchange Offer -- Certain Conditions to the Exchange Offer." The undersigned recognizes that as a result of such conditions, the Company may not be required to accept the Old Notes properly tendered hereby. In such event, the tendered Old Notes not accepted for exchange will be returned to the undersigned without cost to the undersigned as soon as practicable following the earlier to occur of the Expiration Date or the date on which the Exchange Offer with respect to such issue is terminated without any Old Notes being purchased thereunder, at the address shown below the undersigned's signature(s) unless otherwise indicated under "Special Issuance Instructions" below.

     Unless otherwise indicated under "Special Issuance Instructions" below, the Exchange Agent will issue the Exchange Notes for any Old Notes tendered hereby that are accepted for exchange, and/or return any certificates representing Old Notes not tendered or not accepted for exchange in the name(s) of the Holder(s) appearing under "Description of Securities Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," the Exchange Notes, and/or any certificates representing Old Notes not tendered or not accepted for exchange (and accompanying documents, as appropriate) to be returned will be sent to the address(es) of the Holder(s) appearing under "Description of Securities Tendered." In the event that both the Special Issuance Instructions and the Special Delivery Instructions are completed, the Exchange Notes will be issued, if applicable, and the certificates representing any Old Notes not tendered or not accepted for exchange (and any accompanying documents, as appropriate) will be returned in the name of, and delivered to, the person or persons so indicated. Unless otherwise indicated under "Special Issuance Instructions," in the case of a book-entry delivery of Old Notes, the account maintained at the Book-Entry Transfer Facility indicated above will be credited with any Old Notes not tendered or not accepted for exchange. The undersigned recognizes that neither the Exchange Agent nor the Company has any obligation pursuant to the Special Issuance Instructions to transfer any Old Notes from the name of the Holder thereof if the Company does not accept for exchange any of the Old Notes so tendered.

                         SPECIAL ISSUANCE INSTRUCTIONS

                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

  To be completed ONLY if the certificates representing the Exchange Notes and/or certificates representing the Old Notes not accepted for exchange are to be issued in the name of someone other than the undersigned, or if Old Notes delivered by book-entry transfer not accepted for exchange are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than the account indicated above.

Issue Certificate(s) to:

Name:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

--------------------------------------------------------------------------------
              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

[ ] Credit unaccepted Old Notes delivered by book- entry transfer to the Book-Entry Transfer Facility account set forth below:

--------------------------------------------------------------------------------
                                (ACCOUNT NUMBER)

                         SPECIAL DELIVERY INSTRUCTIONS

                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

  To be completed ONLY if the Exchange Notes and/or certificates representing Old Notes not accepted for exchange are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

Mail Certificate(s) to:

Name:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

--------------------------------------------------------------------------------
              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

                                   SIGNATURES
                              HOLDERS OF OLD NOTES
                                   SIGN HERE
                  IMPORTANT: COMPLETE AND SIGN THE FORM W-9 IN
                           THIS LETTER OF TRANSMITTAL
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    (SIGNATURE(S) OF HOLDER(S) OF OLD NOTES)

Date: ------------------------------ , 2003

(Must be signed by the Holder(s) exactly as name(s) appear(s) on certificate(s) representing the Old Notes or on a security position listing or by person(s) authorized to become Holder(s) by certificates and documents transmitted herewith. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 6.)

Capacity (Full Title):
--------------------------------------------------------------------------------

Name(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number
--------------------------------------------------------------------------------

Tax Identification or
Social Security No.
--------------------------------------------------------------------------------

                           GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 6)

--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

Name:
      --------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

--------------------------------------------------------------------------------
                                    (TITLE)

--------------------------------------------------------------------------------
                                 (NAME OF FIRM)

--------------------------------------------------------------------------------
                         (ADDRESS -- INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
                        (AREA CODE AND TELEPHONE NUMBER)

Date: ------------------------------ , 2003

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. Guarantee of Signatures. Signatures on this Letter of Transmittal need not be guaranteed if the Old Notes tendered hereby are tendered (a) by the registered Holder(s) (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility's system and whose name appears on a security position listing as the record owner of the Old Notes) thereof, unless such Holder has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on the preceding page, or (b) for the account of a firm that is a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act which is a member of one of the recognized signature guarantee programs identified in the Letter of Transmittal (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. Persons who are beneficial owners of Old Notes but are not Holders and who seek to tender Old Notes should (i) contact the Holder of such Old Notes and instruct such Holder to tender on his or her behalf, (ii) obtain and include with this Letter of Transmittal, Old Notes properly endorsed for transfer by the Holder, with signatures on the endorsement guaranteed by an Eligible Institution, or (iii) effect a record transfer of such Old Notes from the Holder to such beneficial owner and comply with the requirements applicable to Holders for tendering Old Notes on or prior to the Expiration Date. See Instruction 6.

     2. Requirements of Tender. This Letter of Transmittal is to be completed by Holders either if certificates are to be forwarded herewith or if delivery of Old Notes is to be made pursuant to the procedures for book-entry transfer set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering." For a Holder to properly tender Old Notes pursuant to the Exchange Offer, a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), together with any signature guarantees and any other documents required by these Instructions, must be received by the Exchange Agent at one of the addresses set forth herein on or prior to the Expiration Date and either (i) certificates representing such Old Notes must be received by the Exchange Agent at such address or (ii) such Old Notes must be transferred pursuant to the procedures for book-entry transfer described in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering" and a Book-Entry Confirmation must be received by the Exchange Agent, in each case, on or prior to the Expiration Date. A Holder who desires to tender Old Notes and who cannot comply with procedures set forth herein for tender on a timely basis or whose Old Notes are not immediately available must comply with the guaranteed delivery procedures described below.

     Holders whose certificates representing Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent or complete the procedures for book-entry transfer prior to the Expiration Date may tender their Old Notes by properly completing and duly executing the Notice of Guaranty pursuant to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." Pursuant to such procedures, (a) the tender must be made by or through an Eligible Institution; (b) a Notice of Guaranteed Delivery, substantially in the form provided herewith, properly completed and duly executed, must be received by the Exchange Agent as provided below on or prior to the Expiration Date; and (c) the certificates representing all tendered Old Notes, or a Book-Entry Confirmation with respect to all tendered Old Notes, together with this Letter of Transmittal, properly completed and duly executed, and any required signature guarantees and all other documents required by the Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.

     THE METHOD OF DELIVERY OF CERTIFICATES REPRESENTING OLD NOTES, THIS LETTER OF TRANSMITTAL, REQUIRED SIGNATURE GUARANTEES AND ANY OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY

TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING HOLDER AND DELIVERY WILL BE DEEMED MADE WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     All tendering Holders, by execution of this Letter of Transmittal waive any right to any notice of the acceptance of their Old Notes for exchange.

     3. Withdrawal of Tenders and Revocation of Consents. Tenders of Old Notes may be withdrawn at any time until the Expiration Date. Tendered Old Notes may not be withdrawn on or after the Expiration Date, unless the Exchange Offer is terminated without any Old Notes being accepted for exchange thereunder. In the event of such termination, such Old Notes will be returned to the tendering Holder as promptly as practicable.

     Any Holder of Old Notes who has tendered Old Notes or who succeeds to the record ownership of Old Notes in respect of which such tenders have previously been given may withdraw such Old Notes on or prior to the Expiration Date by delivery of a written notice of withdrawal subject to the limitations described herein. To be effective, a written or facsimile transmission notice of withdrawal of a tender must (i) be received by the Exchange Agent, at the addresses specified on the back cover of this Letter of Transmittal on or before the Expiration Date, (ii) specify the name of the Holder of the Old Notes to be withdrawn, (iii) contain the description of the Old Notes to be withdrawn, the certificate numbers shown on the particular certificates representing such Old Notes and the aggregate principal amount represented by such Old Notes, and (iv) be signed by the Holder of such Old Notes in the same manner as the original signature on the Letter of Transmittal (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee register the transfer of relevant Old Notes into the name of the person withdrawing such Old Notes. The signature(s) on the notice of withdrawal of any tendered Old Notes must be guaranteed by an Eligible Institution unless the relevant Old Notes have been tendered for the account of an Eligible Institution. If the Old Notes to be withdrawn have been delivered or otherwise identified to the Exchange Agent, a signed notice of withdrawal is effective immediately upon receipt by the Exchange Agent of written or facsimile transmission of the notice of withdrawal even if physical release is not yet effected. A withdrawal of Old Notes can only be accomplished in accordance with the foregoing procedures. No Holder may withdraw Old Notes following the Expiration Date.

     All questions as to the validity, form and eligibility (including the time of receipt) of notices of withdrawal will be determined by the Company, whose determination will be final and binding on all parties. A purported notice of withdrawal that is not received by the Exchange Agent in a timely fashion will not be effective to withdraw tendered Old Notes. Any Old Notes that have been tendered but that are not accepted for exchange will be returned to the Holder thereof without cost to such Holder as soon as practicable following the Expiration Date.

     A withdrawal of a tender of Old Notes may not be rescinded and any Old Notes properly withdrawn will not be deemed to be validly tendered for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto. However, withdrawn Old Notes may be retendered by repeating one of the procedures described in Instruction 2 above at any time on or prior to the Expiration Date.

     4. Partial Tenders (Not Applicable to Holders of Old Notes Who Tender by Book-Entry Transfer). If less than the entire principal amount of any Old Notes evidenced by a submitted certificate is tendered, the tendering holder should fill in the applicable principal amount of the Old Notes that are to be tendered in the box entitled "Description of Old Notes Tendered." The entire principal amount represented by the certificates for all Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered or not accepted for payment, new certificate(s) representing the remainder of the principal amount of the Old Notes that were evidenced by the old certificate(s) will be sent to the Holder, unless otherwise provided in the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions" above, as soon as practicable after the expiration of the Exchange Offer.

     5. Signatures on This Letter of Transmittal; Endorsements. If this Letter of Transmittal is signed by the Holder(s) of the Old Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are names in which certificates are held.

     If this Letter of Transmittal or any certificates are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted, unless waived by the Company.

     If this Letter of Transmittal is signed by the Holder(s) of the Old Notes listed and transmitted hereby, no endorsements of certificates are required unless payment is to be made to, or certificates for Old Notes not tendered or not accepted for purchase are to be issued to, a person other than the Holder(s). Signatures on such certificates must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

     If this Letter of Transmittal is signed by a person other than the Holder(s) of the Old Notes listed, the certificates representing such Old Notes must be properly endorsed for transfer by the Holder, together with a properly completed irrevocable proxy that authorizes such person to consent to the proposed amendments on behalf of such Holder, with signatures on the endorsement guaranteed by an Eligible Institution.

     6. Transfer Taxes. The Company will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Old Notes to it or its order pursuant to the Exchange Offer. If, however, the Exchange Notes are to be registered in the name of any person other than the Holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the Holder(s) or such other person) payable on account of the transfer to such person will be deducted from the interest paid on the Exchange Offer unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

     7. Special Issuance and Delivery Instructions. If Exchange Notes are to be issued in the name of, and/or certificates representing Old Notes not accepted for exchange are to be returned to, a person other than the person(s) signing this Letter of Transmittal or if Exchange Notes are to be sent and/or such certificates are to be returned to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders delivering Old Notes by book-entry transfer may request that Old Notes not accepted for payment be credited to such account maintained at a Book-Entry Transfer Facility as such Holder(s) may designate hereon. If no such instructions are given, such Old Notes not accepted for payment will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

     8. Waiver of Conditions. To the extent permitted by applicable law, the Company reserves the right to waive any and all conditions to the Exchange Offer and accept for exchange any Old Notes tendered.

     9. Tax Identification Number and Backup Withholding. Federal income tax law generally requires that a Holder whose tendered Old Notes are accepted for exchange, or such Holder's assignee (in either case, the "Payee"), provide the Company (the "Payor"), with the Payee's correct Taxpayer Identification Number ("TIN"), which, in the case of a Payee who is an individual, is his or her social security number. If the Payor is not provided with the correct TIN or an adequate basis for an exemption, such Payee may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding in an amount equal to 28% of the interest paid on the Old Notes and Exchange Notes, as applicable. Please note that under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the rate of applicable backup withholding tax was reduced to 28% (instead of 30% as described in the "Internal Revenue Service Form W-9 -- Request for Taxpayer Identification Number and Certification" set forth herein). If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     To prevent backup withholding, each Payee must provide to the Payor (i) his correct TIN by completing the Internal Revenue Service Form W-9 set forth herein, certifying (x) that the TIN provided is correct (or that such Payee is awaiting a TIN), and (y) that (A) the Payee is exempt from backup withholding,
(B) the Payee has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends, or (C) the Internal Revenue Service has notified the Payee that he is no longer subject to backup withholding, and (z) that the Payee is a U.S. person (including a U.S. resident alien), or (ii) if applicable, an adequate basis for exemption.

     If the Payee does not have a TIN, such Payee should consult the "Internal Revenue Service Form W-9 -- Request for Taxpayer Identification Number and Certification" below for instructions on applying for a TIN, write "Applied For" in the space for the TIN in Part I of the Form W-9, and sign under penalties of perjury and date the Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. Note: Writing "Applied For" on the form means that the Payee has already applied for a TIN or that such Payee intends to apply for one in the near future.

     If the Old Notes are held in more than one name or are not in the name of the actual owner, consult the "Internal Revenue Service Form W-9 -- Request for Taxpayer Identification Number and Certification" below for information on which TIN to report.

     Certain Payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Payee should check the box "Exempt from backup withholding" on Form W-9. See the "Internal Revenue Service Form W-9 -- Request for Taxpayer Identification Number and Certification" below for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit to Payor a properly completed Internal Revenue Service Form W-8BEN, Form W-8ECI or Form W-8IMY, as applicable (instead of Form W-9), signed under penalties of perjury, attesting to that Payee's exempt status. Payees are urged to consult with their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

     10. Mutilated, Lost, Stolen or Destroyed Securities. Any Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at one of the addresses indicated above for further instructions.

     11. Requests for Assistance or Additional Copies. Requests for assistance may be directed to the Exchange Agent at its address set forth below or from the tendering Holder's broker, dealer, commercial bank or trust company. Additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery, and the "Internal Revenue Service Form W-9 -- Request for Taxpayer Identification Number and Certification" may be obtained from the Exchange Agent.

  IMPORTANT: THIS LETTER OF TRANSMITTAL, TOGETHER WITH CERTIFICATES FOR, OR CONFIRMATION OF BOOK-ENTRY TRANSFER WITH RESPECT TO, ANY TENDERED OLD NOTES, WITH ANY REQUIRED SIGNATURE GUARANTEES AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT, PRIOR TO THE EXPIRATION DATE.


 FORM W-9
 (Rev. January 2003)
 Department of the
 Treasury                              REQUEST FOR TAXPAYER                GIVE FORM TO THE
 Internal Revenue            IDENTIFICATION NUMBER AND CERTIFICATION      REQUESTER.
 Service                                                                  DO NOT SEND TO THE IRS.
--------------------------------------------------------------------------------------------------

                                 Print or type
                      See SPECIFIC INSTRUCTIONS on page 2.

Name
--------------------------------------------------------------------------------
Business name, if different from above
--------------------------------------------------------------------------------

                              Individual/                                                                    Exempt from backup
Check appropriate box: [ ]  Sole proprietor  [ ] Corporation  [ ] Partnership  [ ] Other c . . . . . .  [ ]      withholding
--------------------------------------------------------------------------------------------------------------------------------
                            Requester's
                            name and
Address (number, street,    address
  and apt. or suite no.)    (optional)

-------------------------
City, state, and ZIP code

-------------------------------------------
List account number(s)
  here (optional)

-------------------------------------------

PART I  TAXPAYER IDENTIFICATION NUMBER (TIN)
--------------------------------------------------------------------------------

Enter your TIN in the appropriate box. For individuals, this is your social security number (SSN). HOWEVER, FOR A
RESIDENT ALIEN, SOLE PROPRIETOR, OR DISREGARDED ENTITY, SEE
THE PART I INSTRUCTIONS ON PAGE 3. For other entities, it is  SOCIAL SECURITY NUMBER your employer identification number (EIN). If you do not
have a number, see HOW TO GET A TIN on page 3.
                                                              ------------------------------
                                                                            OR
NOTE: If the account is in more than one name, see the chart
on page 4 for guidelines on whose number to enter.            EMPLOYER IDENTIFICATION NUMBER
                                                              ------------------------------

--------------------------------------------------------------------------------
PART II  CERTIFICATION
--------------------------------------------------------------------------------

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), AND

2. I am not subject to backup withholding because: (A) I am exempt from backup withholding, or (B) I have not been notified by the Internal Revenue Service
   (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (C) the IRS has notified me that I am no longer subject to backup withholding, AND

3. I am a U.S. person (including a U.S. resident alien).

CERTIFICATION INSTRUCTIONS. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (See the instructions on page 4.)

------------------------------------------------------------------------------------------------
 SIGN                        SIGNATURE OF
 HERE                        U.S. PERSON C                                   DATE C
------------------------------------------------------------------------------------------------

PURPOSE OF FORM

A person who is required to file an information return with the IRS, must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

U.S. PERSON. Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

    1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued).

    2. Certify that you are not subject to backup withholding, or

    3. Claim exemption from backup withholding if you are a U.S. exempt payee.

    NOTE: If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

FOREIGN PERSON. If you are a foreign person, use the appropriate Form W-8 (see PUB. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

NONRESIDENT ALIEN WHO BECOMES A RESIDENT ALIEN. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the recipient has otherwise become a U.S. resident alien for tax purposes.

    If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement that specifies the following five items:

    1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

    2. The treaty article addressing the income.

    3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

    4. the type and amount of income that qualifies for the exemption from tax.

    5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

EXAMPLE. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

  If you are a NONRESIDENT ALIEN OR A FOREIGN ENTITY not subject to backup withholding, give the requester the appropriate completed Form W-8.

WHAT IS BACKUP WITHHOLDING? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 30% of such payments (29% AFTER December 31, 2003; 28% AFTER December 31, 2005). This is called "backup withholding." Payments that may be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to back withholding.

  You will NOT be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

PAYMENTS YOU RECEIVE WILL BE SUBJECT TO BACKUP WITHHOLDING IF:

  1. You do not furnish your TIN to the requester, or

  2. You do not certify your TIN when required (see the Part II instructions on page 4 for details), or

  3. The IRS tells the requester that you furnished an incorrect TIN, or

  4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

  5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

  Certain payees and payments are exempt from backup withholding. See the instructions below and the separate INSTRUCTIONS FOR THE REQUESTER OF FORM W-9.

PENALTIES

FAILURE TO FURNISH TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

MISUSE OF TINS. If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

SPECIFIC INSTRUCTIONS

NAME

If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

  If the account is in joint names, list first, and then circle the name of the person or entity whose number you entered in Part I of the form.

SOLE PROPRIETOR. Enter your INDIVIDUAL name as shown on your social security card on the "Name" line. You may enter your business, trade, or "doing business as (DBA)" name on the "Business name" line.

LIMITED LIABILITY COMPANY (LLC). If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations section 301.7701-3, ENTER THE OWNER'S NAME ON THE "NAME" LINE. Enter the LLC's name on the "Business name" line.

OTHER ENTITIES. Enter your business name as shown on required Federal tax documents on the "Name" line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the "Business name" line.

NOTE: You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

EXEMPT FROM BACKUP WITHHOLDING

If you are exempt, enter your name as described above and check the appropriate box for your status, then check the "Exempt from backup withholding" box in the line following the business name, sign and date the form.

  Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

NOTE: If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

EXEMPT PAYEES. Backup withholding is NOT REQUIRED on any payments made to the following payees:

  1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2);

  2. The United States or any of its agencies or instrumentalities;

  3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities;

  4. A foreign government or any of its political subdivisions, agencies, or instrumentalities; or

  5. An international organization or any of its agencies or instrumentalities.

  Other payees that MAY BE EXEMPT from backup withholding include:

  6. A corporation;

  7. A foreign central bank of issue;

  8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States;

  9. A futures commission merchant registered with the Commodity Futures Trading Commission;

  10. A real estate investment trust;

  11. An entity registered at all times during the tax year under the Investment Company Act of 1940;

  12. A common trust fund operated by a bank under section 584(a);

  13. A financial institution;

  14. A middleman known in the investment community as a nominee or custodian;
or

  15. A trust exempt from tax under section 664 or described in section 4947.

  The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

IF THE PAYMENT IS           THEN THE PAYMENT IS EXEMPT
  FOR . . .                 FOR . . .
Interest and dividend       All exempt recipients
payments                    except for 9
Broker transactions         Exempt recipients 1
                            through 13. Also, a person
                            registered under the
                            Investment Advisers Act of
                            1940 who regularly acts as
                            a broker
Barter exchange             Exempt recipients 1
transactions and patronage  through 5
dividends
Payments over $600          Generally, exempt
required to be reported     recipients 1 through 7(2)
and direct sales over
$5,000(1)

---------------

(1) See FORM 1099-MISC, Miscellaneous Income, and its instructions.

(2) However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are NOT EXEMPT from backup withholding; medical and health care payments, attorneys' fees; and payments for services paid by a Federal executive agency.

PART I. TAXPAYER IDENTIFICATION NUMBER (TIN)

ENTER YOUR TIN IN THE APPROPRIATE BOX. If you are a RESIDENT ALIEN and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see HOW TO GET A TIN below.

  If you are a SOLE PROPRIETOR and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

  If you are a single-owner LLC that is disregarded as an entity separate from its owner (see LIMITED LIABILITY COMPANY (LLC) on page 2), enter your SSN (or EIN, if you have one). If the LLC is a corporation, partnership, etc., enter the entity's EIN.

NOTE: See the chart on page 4 for further clarification of name and TIN combinations.

HOW TO GET A TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get FORM SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form on-line at WWW.SSA.GOV/ONLINE/SS5.HTML. You may also get this form by calling 1-800-772-1213. Use FORM W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or FORM SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS Web Site at WWW.IRS.GOV.

  If you are asked to complete Form W-9 but do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

NOTE: Writing "Applied For" means that you have already applied for a TIN OR that you intend to apply for one soon.

CAUTION: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR"
                      IN PART I OF THE SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

  I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that, notwithstanding the information I provided in Part III of the Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), 28 percent of all cash payments made to me will be withheld until I provide a taxpayer identification number. If I do not provide a taxpayer identification number to the Payor within 60 days, such amounts will be paid over to the Internal Revenue Service.

Signature ------------------------------ Date -------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28 PERCENT OF ANY CASH PAYMENTS. PLEASE REVIEW THE "INTERNAL REVENUE SERVICE FORM W-9 -- REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION" ABOVE FOR ADDITIONAL DETAILS.

                             THE EXCHANGE AGENT IS:

                              THE BANK OF NEW YORK

       By Registered or Certified Mail:               By Hand or by Overnight Courier:
             The Bank of New York                           The Bank of New York
              101 Barclay Street                             101 Barclay Street
        Reorganization Unit -- 7 East                  Reorganization Unit -- 7 East
           New York, New York 10286                       New York, New York 10286
          Attn: Enrique Lopez -- 7E                      Attn: Enrique Lopez -- 7E

        Facsimile Transmission Number:                     Confirm by Telephone:
                (212) 298-1915                                 (212) 815-2742